                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement      |_| Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e) (2)
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       THE LANGER BIOMECHANICS GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee:
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(I) (1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

|_|  Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:

                       THE LANGER BIOMECHANICS GROUP, INC.
                                450 COMMACK ROAD
                            DEER PARK, NEW YORK 11729

                            ------------------------

          NOTICE OF ANNUAL MEETING OF SHAREHOLDERS - SEPTEMBER 15, 1999

                            ------------------------

           TO THE SHAREHOLDERS OF THE LANGER BIOMECHANICS GROUP, INC.:

                  Notice is hereby given that the Annual Meeting of Shareholders of The Langer Biomechanics Group, Inc. (the "Company") will be held at the Company's offices located at 450 Commack Road, Deer Park, New York 11729, on September 15, 1999 at 11:00 A.M., for the following purposes:

            1. To elect a Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

            2. To ratify a proposed amendment to the Company's 1992 Stock Option Plan to increase the number of shares authorized to be issued under the plan to 550,000 shares;

            3. To ratify the selection by the Board of Directors of Deloitte & Touche LLP to serve as independent auditors for the fiscal year ending February 29, 2000, and;

            4. To transact such other business as may properly be presented for action at the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on August 6, 1999 as the record date for the determination of shareholders entitled to notice of, and to vote at, this meeting or any adjournment thereof.

Holders of a majority of the outstanding shares must be present in person or by proxy in order for the meeting to be held. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, YOUR PROXY VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY FORM AND RETURN IT IN THE ACCOMPANYING STAMPED ENVELOPE. The giving of such proxy will not affect your right to revoke such proxy before it is exercised or to vote in person should you later decide to attend the meeting.

All shareholders are cordially invited to attend this meeting.

                  By Order of the Board of Directors


                  DR. JUSTIN WERNICK
                  Secretary
                  August 13, 1999


          IT IS IMPORTANT THAT THE ENCLOSED PROXY FORM BE COMPLETED AND
                                RETURNED PROMPTLY

                       THE LANGER BIOMECHANICS GROUP, INC.
                                450 COMMACK ROAD
                            DEER PARK, NEW YORK 11729

                         -------------------------------

                                 PROXY STATEMENT

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD SEPTEMBER 15, 1999

                     SOLICITATION AND REVOCATION OF PROXIES

         This statement is furnished in connection with the solicitation by the Board of Directors of The Langer Biomechanics Group, Inc., a New York corporation (the "Company"), of proxies to be voted at the Annual Meeting of the Shareholders of the Company to be held on September 15, 1999 at 11:00 A.M., at the Company's offices located at 450 Commack Road, Deer Park, New York 11729, and any adjournments thereof.

         A form of proxy is enclosed for use at the meeting. The proxy may be revoked by a shareholder at any time before it is voted by execution of a proxy bearing a later date or by written notice to the Secretary before the meeting, and any shareholder present at the meeting may revoke his proxy thereat and vote in person if he so desires. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted FOR the election of the nominees of directors named herein, FOR the proposed amendment to the Company's 1992 stock option plan, FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent auditors for fiscal 2000, and, as recommended by the Board of Directors, with regard to all other matters or, if no such recommendation is given, in their own discretion.

         The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers or regular employees of the Company (who will receive no extra compensation for these services) in person or by telephone or telefax. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward these proxy materials to the beneficial owners of the common stock, par value $.02 per share, of the Company ("Common Stock") and will reimburse such holders for their reasonable expenses in connection therewith. The approximate date of mailing of this proxy statement is August 13, 1999.

         Only shareholders of record at the close of business on August 6, 1999 will be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on such record date the Company had outstanding 2,561,281 shares of Common Stock. Each share entitles the holder thereof to one vote and a vote of the majority of shares present, or represented, and entitled to vote at the meeting is required to approve each proposal to be acted upon at the meeting.

         All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the shareholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter has been approved.

                      NOMINATION AND ELECTION OF DIRECTORS

         Four persons are nominees for election to hold office until the next annual meeting and until their respective successors are elected and qualified. Unless authority to vote for the election of directors shall have been withheld, it is intended that proxies in the accompanying form will be voted at the meeting for the election of the four nominees named below. If any nominees, for any reason presently unknown to the Company, should refuse or be unable to serve, the shares represented by the proxies will be voted for such person as shall be designated by the Board of Directors to replace any such nominee.

         The following information is submitted concerning the nominees named for election as directors based upon information received by the Company from such person:

         Director                                                      Director
         Nominee                  Age     Office                       Since
         -------------------------------------------------------------------
         Stephen V. Ardia         57      Chairman of the Board        1998
         Kenneth Granat           54      Director                     1995
         Dr. Justin Wernick       63      Chief Medical Director,
                                          Secretary and Director       1971
         Thomas I. Altholz 48             Director                     1997

         Mr. Ardia was appointed as Chairman of the Board of Directors of the Company in January 1999 and has been a Director of the Company since November 1998. From 1969 to 1994, he was employed by Goulds Pumps, Inc., including most recently as President and Chief Executive Officer. Goulds Pumps, Inc. is a Fortune 500 manufacturer of industrial and residential pumps. From 1995 to 1999, Mr. Ardia was President at Environment One Corporation, a maker of advanced, environmentally sensitive sewage collection systems. Mr. Ardia serves on the Board of Directors of the New York College of Chiropractic Medicine.

         Mr. Granat has been a Director of the Company since January 4, 1995, including serving as Chairman of the Board from January 1995 to January 1999. Since 1987, he has been President of Active Screw and Fastener Inc., an Elk Grove Village, Illinois company engaged in full line distribution of fasteners with plants in Chicago, Illinois and Tucson, Arizona. Since 1991, he has also been Vice President and a Director of Trigran Investments Inc., Deerfield, Illinois, the general partner and investment advisor for Trigran Investments, L.P., a more than 10 percent shareholder of the Company. Mr. Granat holds a J.D. from the University of Illinois as well as a B.B.A. degree in Business from the University of Michigan.

         Dr. Wernick is a co-founder of the Company and has been Secretary and a Director of the Company since its formation. From the formation of the Company until June 30, 1997, Dr. Wernick was Executive Vice President of the Company; effective July 1, 1997, Dr. Wernick has been serving as Chief Medical Director of the Company. In addition, since July 1997, Dr. Wernick has been Medical Director of Eneslow Shoe Centers, a shoe retailer. Dr. Wernick is a Diplomate of the American Board of Podiatric Orthopedics, a Fellow of the American College of Foot Orthopedics and of the American Academy of Podiatric Sports Medicine and a member of several other professional societies. In 1975, he was the President of the Nassau County division, Podiatry Society of the State of New York and was presented the Podiatrist of the Year Award from that Society in that same year. Since 1969, he has held various academic positions at the New York College of Podiatric Medicine and since 1979 has been serving as a professor with the Department of Orthopedic Sciences at the New York College of Podiatric Medicine. He has guest lectured and directed educational programs, both nationally and internationally, at many other podiatric colleges and seminars during the past 20 years. He has co-authored a book entitled "Practical Manual for a Basic Approach to Biomechanics" in 1972 and a reported entitled "Radiologic Study of Motion of the Foot within a Ski Boot" which was published in the Journal of the American Podiatry Association for which he is also a corresponding consultant. Dr. Wernick received his podiatric medical degree from M.J. Lewi College of Podiatry (now known as the New York College of Podiatric Medicine).

         Mr. Altholz has been a Director since June 1997. Mr. Altholz has been President, owner and Chief Executive Officer of TIA Solutions, Highland Park, Illinois, a business consulting firm, since 1997. From 1980 to November 1995, he was President and owner of Inlander Steindler Paper Company (ISP), a paper distribution company with regional sales and warehousing centers in the Midwest, which company was acquired by Alco Standard in November 1995. He has served on several industry advisory Boards such as Minnesota Mining and Manufacturing (3M) and Scott Paper, and was Chairman of Affiliated Paper Companies. He is a member of the Board of Directors of Regal Ware, Inc., a company engaged in manufacturing and marketing of housewares products, and Northmoor Country Club and also is a member of the Board of Trustees of Ripon College. Mr. Altholz received his B.A. in Economics from Ripon College in Ripon, Wisconsin.

         The Board of Directors held six meetings during the fiscal year ended February 28, 1999. Messrs. Granat and Altholz attended all six meetings. No Director attended fewer than 75% of the meetings during the period that he served as a Director.

         While the Company has an Audit Committee, there are no Nominating or Compensation Committees. The Audit Committee was formed to review the adequacy of the Company's internal controls and to meet periodically with management and independent auditors. The Committee, which currently consists of Messrs. Granat and Altholz, did not meet in fiscal 1999.

                BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

         The following table sets forth, as of August 6, 1999, the shares of Common Stock owned beneficially and of record (unless otherwise indicated) by each person owning more than five percent (5%) of the outstanding shares, each director and director nominee of the Company, each executive officer of the Company named in the Summary Compensation Table below (excluding one officer who is no longer employed by the Company) and all directors and officers of the Company as a group.

                                      Number of
Name (and address of 5% holders)     Shares Owned            Percent
--------------------------------     ------------            -------
KENNETH GRANAT                         707,153 (1)            26.5%
155 Pfingsten, Suite 360
Deerfield, Illinois 60015

DONALD CECIL                           248,553                 9.7%
1114 Avenue of the Americas
New York, New York  10036

DR. JUSTIN WERNICK                     232,867                 9.1%
450 Commack Road
Deer Park, New York  11729

STEPHEN V. ARDIA                        91,333 (2)             3.5%

DANIEL J. GORNEY                        40,000 (3)             1.6%

THOMAS I. ALTHOLZ                       49,500 (4)             1.9%

HOWELL S. SCHORR                        15,000 (5)              .6%

GARY L. GRAHN                               --                  --

ALL DIRECTORS AND OFFICERS
 AS A GROUP (6 PERSONS)              1,135,853 (6)            41.5%

(1) Includes 110,000 shares issuable under outstanding stock options exercisable within sixty days and 552,753 held by Trigran Investments LP. Mr. Granat is a Director and Vice President of the general partner of Trigran Investments, LP. An additional 30,000 shares are owned by the Granat Family Limited Partnership of which Mr. Granat is a general partner and 10,400 shares are owned by a trust of which Mr. Granat is a beneficiary. Mr. Granat also owns 4,000 shares personally.

(2) Includes 25,000 shares issuable under outstanding stock options exercisable within sixty days.

(3) Includes 20,000 shares issuable under outstanding stock options exercisable within sixty days.

(4) Includes 5,000 shares issuable under outstanding stock options exercisable within sixty days.

(5)      Includes 15,000 shares issuable under outstanding stock options.

(6)      Includes 175,000 shares issuable under outstanding stock options.

         Section 16(a) Beneficial Ownership Reporting Compliance. The Company is not aware of any late filings during the fiscal year ended February 28, 1999 required by Section 16(a) of the Exchange Act of 1934, except as follows:

         Mr. Gorney and Mr. Ardia each filed one late Form 4, in each case relating to a single private purchase of Common Stock from the former President of the Company. In addition, Mr. Altholz filed a late Form 4 related to open market purchases of Common Stock.

                             EXECUTIVE COMPENSATION

         The following table sets forth certain information regarding the cash compensation paid by the Company during each of the Company's last three fiscal years to the Company's Chief Executive Officer and to each of the Company's executive officers who received salary and bonus payments in excess of $100,000 during the last fiscal year.

SUMMARY COMPENSATION TABLE
                                                              Annual            Long-Term
                                                              Compensation      Compensation
                                                              ------------      ------------
Name and                         Fiscal           Salary      Bonus      Other     Options
Principal Positions              Year               $           $          $    (No. of Shares)
-------------------              ----             ------      ------     -----  ---------------
Daniel J. Gorney                 1999             34,663 (1)     -          -       15,000
President and
Chief Executive Officer

Gary L. Grahn                    1999            160,000      64,000     26,666 (2)   -
Former President and             1998            160,000      53,440            (3)   -
Chief Executive Officer          1997            160,000      28,000            (3) 30,000

Howell S. Schorr                 1999             99,585       5,000        -         -
Vice President - Operations      1998             94,000         -          -       5,000
                                 1997             85,800      10,000        -       5,000

(1)      Mr. Gorney's employment commenced on November 30, 1998.
(2) Mr. Grahn's employment was terminated in December 1999; other compensation of $26,666 represents severance pay and other minor non-disclosed items that are less than 10% of total annual salary and bonus.
(3)      Less than 10% of the total annual salary and bonus.

OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        Potential Realizable
                                                                                          Value at Assumed
                                                                                            Annual Rates
                                                                                           of Stock Price
                                                                                          Appreciation for
                                                                                               Option
                                     Individual Grants                                         Term (1)
                                     -----------------                                   -----------------
                     Number of       Percent of Total
                     Securities      Options/SARs          Exercise
                     underlying      Granted to            or Base
                     option/SARs     Employees in Fiscal   Price
Name                 Granted (#)     Year                  ($/Sh)      Expiration Date   5%($)       10%($)
----------------     -----------     -------------------   --------    ---------------   -----       ------
Daniel J. Gorney         75,000              42.9           $1.1250       11/30/08       $53,063    $134,472
Gary L. Grahn              -                  -                -              -             -          -
Howell S. Schorr           -                  -                -              -             -          -

(1) The potential realizable value portion of the foregoing table illustrates value that might be received upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Company's Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment.

         FISCAL YEAR-END OPTION VALUES

              The table below sets forth information regarding unexercised options held by the Company's named executive officers as of February 28, 1999. No options were exercised by the Company's named executive officers during fiscal 1999.

                             No. of Securities Underlying    Value of Unexercised
                             Unexercised Options At          In-The-Money Options
                             Fiscal Year End                 At Fiscal Year End
         Name                Exercisable/Unexercisable       Exercisable/Unexercisable
         -----------------------------------------------------------------------------
         Daniel J. Gorney    15,000/-60,000                    11,250/45,000
         Gary L. Grahn       ---                               ---
         Howell S. Schorr    15,000/-                          25,782/-

                            COMPENSATION OF DIRECTORS

         Directors, who are not executive officers of the Company, are expected to be compensated by means of the issuance of Common Stock. In this connection, each outside director was awarded 4,000 shares of Common Stock in Fiscal 1999.

                                STOCK OPTION PLAN

         On July 27, 1992, the Company adopted its 1992 Stock Option Plan (the "Plan") for employees, including officers, directors, consultants and advisors of the Company (aggregating 147 persons at February 28, 1999). The Plan covered 125,000 shares of Common Stock (subject to adjustment to cover stock splits, stock dividends, recapitalizations and other capital adjustments.) Effective September 15, 1995, the Shareholders ratified an amendment to the Plan that increased the number of shares issuable thereunder to 350,000. The options to be granted under the Plan will be designated as incentive stock options or non-incentive stock options by the Board of Directors or a committee thereof, which also will have discretion as to the persons to be granted options, the number of shares subject to the options and the terms of the option agreements. Only employees, including officers of the Company, may be granted incentive stock options. The options to be granted under the Plan and designated as incentive stock options are intended to receive incentive stock option tax treatment pursuant to Section 422 of the Internal Revenue Code, as amended (the "Code").

         The Plan provides that all options thereunder shall be exercisable during a period of no more than ten years from the date of grant (five years for options granted to holders of 10% or more of the outstanding shares of Common Stock), depending upon the specific stock option agreement, and that the option exercise price shall be at least equal to 100% of the fair market value of the Common Stock at the time of the grant (110% for options granted to holders of 10% or more of the outstanding shares of Common Stock). Pursuant to the provisions of the Plan, the aggregate fair market value (determined on the date of grant) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year shall not exceed $100,000.

         If the employment of an optionee is terminated other than by reason of death, disability or retirement at age 65, any options granted to the optionee, to the extent vested, may be exercised prior to the expiration date of such options, or within three months from the date of termination, whichever is earlier. If employment is terminated by reason of disability or retirement at age 65, the optionee may, to the extent such option is vested, within three months from the date of termination (but not after ten years from the date of grant), exercise the option. If employment is terminated by death, the person or persons to whom the optionee's rights under the option are transferred by will or the laws of descent and distribution, have similar rights of exercise within three months after such death (but not after ten years from the date of grant). Options are not transferable otherwise than by will or the laws of descent and distribution and during which the optionee's lifetime are exercisable only by the optionee. Shares subject to options which expire or terminate may be the subject of future options. The Plan terminates on July 26, 2002.

         If shares are issued to the holder of a non-incentive option under the Plan (1) no income will be recognized by the holder at the time of grant of the option; (2) except as stated below, upon exercise of the option, the holder will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the shares over the option price; (3) if the holder exercising the option is restricted from selling the shares so acquired because the holder is an officer or director of the Company and would be subject to liability under
Section 16(b) of the Securities Exchange Act of 1934, then, unless the holder makes an election to be taxed under the rule of clause (2) above, the holder will recognize taxable ordinary income, at the time such Section 16(b) restriction terminates, equal to the excess of the fair market value of the shares at that time over the option price, and any dividends he or she received on the shares before that time will be taxable to him or her as income; (4) the Company will be entitled to a deduction at the same time and in the same amount as the holder has income under clause (2) or (3); and (5) upon a sale of shares so acquired, the holder may have additional short-term or long-term capital gain or loss.

         If shares are issued to the holder of an incentive stock option under the Plan (1), no income will be recognized by such holder at the time of the grant of the option or the transfer of shares to the holder pursuant to his or her exercise of the option; (2) the difference between the option price and the fair market value of the shares at the time of exercise will be treated as an item of tax preference to the holder; (3) no deduction will be allowed to the Company for Federal income tax purposes in connection with the grant or exercise of the option; and (4) upon a sale or exchange of the shares after the later of
(a) one year from the date of transfer of the shares to the original holder, or
(b) two years from the date of grant of the option, any amount realized by the holder in excess of the option price will be taxed to the holder as a long-term capital gain and any loss sustained by the holder will be a long-term capital loss. If the shares are disposed of before the holding period requirements described in the preceding sentence are satisfied, then (1) the holder will recognize taxable ordinary income in the year of disposition in an amount determined under the rules of the Code; (2) the Company will be entitled to a deduction for such year in the amount of the ordinary income so recognized; (3) the holder may have additional long-term or short-term capital gain or loss; and
(4) the tax preference provision might not be applicable.

         During the year ended February 28, 1999, options to purchase an aggregate of 175,000 shares of Common Stock at a price of $1.13 per share were granted under the Plan. All such options were granted to executive officers and directors of the Company.

As of July 31, 1999, 115,000 options were held by named executive officers of the Company; 190,000 options by current directors, including 75,000 options for Mr. Ardia, 110,000 options for Mr. Granat and 5,000 options by Mr. Altholtz; and 113,750 options by employees.

          PROPOSAL TO RATIFY AN AMENDMENT TO THE 1992 STOCK OPTION PLAN

         Submitted for ratification by shareholders is an amendment to the Plan, which was approved by the Board of Directors on November 30, 1998 to increase the number of shares of Common Stock issuable thereunder from 350,000 to 550,000.

         The proposed amendment would allow for the maximum number of shares issuable under the plan to be increased by an additional 200,000 shares, so that the total shares issuable upon the exercise of all options will be increased to 550,000 shares. As of July 31, 1999, options to purchase 418,750 shares have been issued and are outstanding. In addition, 39,000 shares have been issued and exercised. There have been 107,750 shares issued in excess of the 350,000 shares authorized by Shareholders of the Company under the Plan, which excess options are subject to shareholders' approval hereby. The Board believes that the additional shares are necessary to encourage and enable key employees, directors and consultants to obtain a proprietary interest in the Company through ownership of stock, thereby providing such persons with an added incentive to continue in the employ or service of the Company and to stimulate their efforts in promoting the growth, efficiency and profitability of the Company, and affording the Company a means of attracting to its services persons of outstanding quality.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION TO AMEND
           THE 1992 STOCK OPTION PLAN TO INCREASE THE SHARES ISSUABLE
                       THEREUNDER FROM 350,000 TO 550,000.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has selected the accounting firm of Deloitte & Touche LLP to serve as independent auditors of the Company and proposes the ratification of such decision. A representative of Deloitte & Touche LLP is expected to be present at the meeting to make a statement if he wishes to do so and to respond to appropriate shareholder questions.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF
        DELOITTE &TOUCHE LLP AS THE INDEPENDENT AUDITORS FOR THE COMPANY
                  FOR THE FISCAL YEAR ENDING FEBRUARY 29, 2000.

                              SHAREHOLDER PROPOSALS

         Shareholders who wish to present proposals for action at the 1999 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement. Proposals must be received by the Secretary no later than April 17, 2000 for inclusion in the next year's proxy statement and proxy card.

                          ANNUAL REPORT TO SHAREHOLDERS

         All stockholders of record have been sent, or are concurrently herewith being sent, a copy of the Company's Annual Report to shareholders for the year ended February 28, 1999, which includes audited consolidated financial statements.

                                  OTHER MATTERS

         The Board of Directors of the Company does not know of any other matters that are to be presented for action at the Annual Meeting. Should any other matters come before the meeting or any adjournments thereof, the persons named in the enclosed proxy will have the discretionary authority to vote all proxies received with respect to such matters in accordance with their judgements.

         A copy of the Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission (exclusive of exhibits), will be furnished without charge to any shareholder upon written request to Thomas G. Archbold, Vice President and Chief Financial Officer, 450 Commack Road, Deer Park, New York 11729.

                       By Order of the Board of Directors


                               Dr. Justin Wernick
                                    Secretary


Deer Park, New York
August 13, 1999


SHAREHOLDERS ARE URGED TO SPECIFY THEIR CHOICES, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE. PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

                       THE LANGER BIOMECHANICS GROUP, INC.
                   450 Commack Road, Deer Park, New York 11729

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, acknowledging receipt of the proxy statement dated August 13, 1999 of The Langer Biomechanics Group, Inc., hereby constitutes and appoints Stephen V. Ardia and Dr. Justin Wernick, and each or any of them, attorney, agent and proxy of the undersigned, with full power of substitution to each of them, for and in the name, place and stead of the undersigned, to appear and vote all the shares of stock of The Langer Biomechanics Group, Inc., standing in the name of the undersigned on the books of said corporation on August 6, 1999, at the Annual Meeting of Shareholders of The Langer Biomechanics Group, Inc., to be held at the offices of the Company at 450 Commack Road, Deer Park, New York 11729, on September 15, 1999 at 11:00 A.M., and any and all adjournments thereof.

         When properly executed, this proxy will be voted as designated by the undersigned. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR THE FOLLOWING PROPOSALS, WHICH ARE SET FORTH IN THE PROXY STATEMENT.

1.       ELECTION OF DIRECTORS

|_| FOR all nominees listed below            |_| WITHHOLD AUTHORITY
    (except as written in on the line below)     For ALL nominees

    STEPHEN V. ARDIA, KENNETH GRANAT,        |_| For the individual(s) below
    DR. JUSTIN WERNICK, THOMAS I. ALTHOLZ        (Instruction: To withhold
                                                 authority to vote for any
                                                 individual nominee, please
                                                 write in name on line below)

2. PROPOSAL TO RATIFY A PROPOSED AMENDMENT TO THE COMPANY'S 1992 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED TO BE ISSUED UNDER THE PLAN TO 550,000 SHARES.

              |_|  FOR                  |_|  AGAINST               |_|  ABSTAIN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING FEBRUARY 29, 2000.

              |_|  FOR                  |_|  AGAINST               |_|  ABSTAIN

4. FOR SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

         Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                    _____________________, 1999

                                                    --------------------------
                                                    Signature

                                                    --------------------------
                                                    Signature, if held jointly

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.